NASDAQ: AOBC Investor Presentation SHOT Show 2017 © 2017 American Outdoor Brands Corp. All Rights Reserved. Exhibit 99.1

Safe Harbor Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include but are not limited to statements regarding the Company’s strategic focus, vision, mission, and strategy; the Company’s growth strategy; the Company’s structure and objectives; the Company’s acquisition strategy; the demand for the Company’s products and services; the Company’s new products and strategic product development; the Company’s market position; the Company’s expansion goals and opportunities; long-term keys to success; the Company’s target markets and target growth; positioning the Company for future growth; and anticipated revenue, GAAP and non-GAAP earnings per share, tax rate, and share count for the Company in future periods. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company’s products, the Company’s growth opportunities, the ability of the Company to obtain operational enhancements, the success of new products, the potential for increased regulation of firearms and firearm-related products, and other risks detailed from time to time in the Company’s reports filed with the SEC.

We have changed our holding company name to better reflect our expanding strategic focus on the growing markets for shooting, hunting, and rugged outdoor enthusiasts. Our firearms business will continue to operate as Smith & Wesson Corp., a subsidiary of American Outdoor Brands Corp. NASDAQ (AOBC). Holding Company Rebranding Our holding company was: Smith & Wesson Holding Corporation NASDAQ (SWHC) Our holding company is now: NASDAQ (AOBC) Effective January 1, 2017

Lorem ipsum dolor sit amet consectetur etiam semper sit amet To be the leading provider of quality products for the shooting, hunting, and outdoor enthusiast To leverage our employees’ capabilities and experiences to design, produce, and market high quality, innovative firearms, accessories, and outdoor products that meet the needs and desires of our consumer and professional customers while delivering a healthy financial performance Develop innovative products Take market share Grow our brands Expand organically and inorganically into adjacent and complementary markets Enhance and add strategic partnerships Vision Mission Strategy

A LEADING BRAND PORTFOLIO

Provides leadership and establishes the strategic direction of the Company Electro-Optics Division Develop, market, and sell electro-optics products Accessories Division Develop, market, and sell accessories Firearms Division Develop, market, and sell firearms Manufacturing Services Division Provide manufacturing services to internal divisions and sell (B2B) manufacturing services externally Shared Services Organization Provides leadership and services across all divisions in functional key business areas such as Finance, IT, HR, EH&S, Legal Firearms Segment Outdoor Products & Accessories Segment Outdoor Recreation Division Develop, market, and sell outdoor recreation products (e.g. camping, hiking, fishing) Diversify Revenue: By acquiring counter-cyclical / counter-seasonal businesses and selling manufacturing services B2B Harvest Synergies: From current and future divisions Leverage Manufacturing: Capability to serve all divisions and drive deeper vertical integration Delight Customer: By centralizing logistics and driving excellence in customer service Structure & Objectives

Growth Strategy: Consumer

We will build our business around the consumer we already know, based on an existing relationship, which is built on brand trust.

- Enter market segments that match our core consumer's passions and outdoor activities
- Seek brands that mirror our approach to repeatable success: authenticity, relentless innovation, and differentiation in the market
- Support and retain management teams who have an intimate understanding of the end consumer, demonstrated track record of success, and clear point of view on how to "win" in their category
- Ability to leverage existing relationships with potential targets

Completing the Rugged Outdoor Offering ($45-50 Billion Market*)


Shooting / Hunting
Market Size = ~$14 Billion*
Shooting
Archery
Hunting
Core Consumer Activities
Paddling
Camping
Fishing
Hiking
"Outdoor Recreation"
Market Size = ~$30-35 Billion*

** Represents management estimates.*

© 2017 American Outdoor Brands Corp.
All Rights Reserved.

Growth Strategy: Retailer STRATEGIC RETAILERS BUYING GROUPS DISTRIBUTORS Approximately 2/3 of Consumer Channel Sales (TTM) Note: Additional non big-box, direct retail relationships not included DIRECT DIRECT se Buying Groups: 700 Member Retailers 12,000+ independent retailers INTERNET se DIRECT 2-STEP We will build our business in ways that allow us to optimize retail relationships that are already in place and that serve our existing consumer.

Acquisition Strategy: Focus on companies that have achieved success through talented management teams, trusted brands, and market leadership. Then: PRESERVE THE ELEMENTS OF SUCCESS: Talent Brand Sales & Marketing New Product Development Operations Management MOVE DISTRACTIONS TO SHARED SERVICES: Human Resources Accounting/Finance Information Technology Program Management Legal/Compliance EH&S REPEAT: Building a relationship of trust and credibility with consumers, retailers, and target acquisitions.

Adjusted NICS – CY Dec. 2016 Handguns Down 29.7% - Long Guns Down 8.9% (Y/Y)

Adjusted NICS – FY Dec. 2016

Adjusted NICS Up 7.5% On Average Over 10 Years* *CY07 – CY16 Source: NSSF, Smith & Wesson, and https://www.fbi.gov/about-us/cjis/nics

NICS Permit Checks Source: https://www.fbi.gov/about-us/cjis/nics

Firearms Segment Our Firearms Segment consists of our Firearms Division and our Manufacturing Services Division. Our Firearms Division manufactures products from our Massachusetts, Maine, and Connecticut facilities. These include revolvers, pistols, rifles, handcuffs, and related products sold through a distribution chain and directly to consumers and international, state, and federal governments. Our Manufacturing Services Division provides forging, precision molding, and other services to internal and external customers. $194.5 million in sales, + 57.5% Y/Y 83% of total sales 42% gross margin Q2 FISCAL 2017

Overview Firearms Division Smith & Wesson® - The #1 Firearms Brand in America Leads all firearm manufacturers in total aided brand awareness Leads in critical attribute ratings: Reliability, durability, and accuracy Most owned and considered revolver brand in the market: 1 of every 2 revolvers owned is a Smith & Wesson Endorser brand to M&P® Source: Smith & Wesson Handgun A&U Research - December 2011 & Tracking Survey June 2015 & Smith & Wesson Awareness Tracking – Gen Pop – July 2015

Firearms – Our Vision “Our Vision Is To Be The Leading Firearms Manufacturer” Our mission is to continue to enhance our position as one of the world’s leading firearms manufacturers by designing, producing and marketing high quality innovative firearms and related products that meet the needs and desires of consumers and professionals” Grow our brands with the consumer Take market share Develop innovative products that excite the consumer Enhance and add strategic partnerships to drive growth in related market segments

A Trusted Name M&P® is a trusted consumer brand with a strong family of products (e.g. M&P Shield® pistols) New Platform Like our first M&P launched 10 years ago, the M&P M2.0™ pistol is a new platform Future Expansion Multiple new product additions and line extensions in 2017 New for SHOT SHOW 2017

“ Smith & Wesson’s NEW .22 CRUSHES the COMPETITION “ “ …..Great features and fine shooting make it one of the most dependable, easily modified, accurate, and shooter-friendly semiautomatic .22 pistols the author has every fired.” “ the 39oz SW22 is well balanced and points naturally. It has an excellent grip angle. It’s very accurate. “ ®

M&P10 6.5 CREEDMOOR No round is hotter right now than the 6.5 Creedmoor and when we let the artists from the Performance Center loose, they created the ultimate version – the M&P10 6.5 Creedmoor rifle. With a precision, two-stage match trigger, and a 15-inch free-float Troy® Alpha Rail® with M-LOK® handguard, Magpul® buttstock, and pistol grip.  The threaded 20-inch barrel sends rounds down range with unbelievable accuracy. This rifle is a long-range shooter’s dream. Performance Center® New Products The Performance Center M&P45 SHIELD pistol takes the amazing firearm and adds factory ported barrels and slides. M&P®45 SHIELD™ PORTED

Overview Manufacturing Services Division Provide Competitive Advantage Continue to provide unique competitive advantage to Firearms and other divisions through close internal collaboration (S&OP) and access to world class manufacturing and supply chain operations Access New Markets Meaningful revenue stream diversification into markets such as automotive, oil and gas exploration, aerospace, and medical. Vision To be the premier metalworking and plastic injection molding solutions provider to our partners Mission We aim to make the complicated simple. Leveraging over 160 years of manufacturing expertise we combine highly skilled engineering resources with world class manufacturing operations to deliver design to full scale production solutions for our partners. Values Pride in Workmanship Customer focus Engaged Employees Reliable and Repeatable Quality Operational Execution Non Negotiables Safe work Environment Respectful Workplace Ethical Business Practices

$100 Million We will expand organically with new and existing customer base and markets. Additionally, we will enter new markets through inorganic growth. Achieve external B2B industrial sales exceeding $100MM within 5 years Profitability We constantly strive for efficiency and cost control to maintain a competitive price, however we are not a low cost producer. We excel at providing speed to market, highly skilled technical staff, world class quality, and on time delivery. Our overall gross margins will support our total company business model High Volume For over 160 years the legacy and continuing success of the manufacturing division is in producing high volumes of precision engineered parts with Reliability and Repeatability. Our manufacturing processes, organizations, and systems are designed to provide a unique competitive advantage in this market. We will focus solely on contract manufacturing versus job shop work. High Tech Core to the Smith & Wesson brand is the reputation of world class quality in both design and manufacturing, which is borne from world class engineering staff. Therefore, a core aspect of our culture is ensuring that we provide an environment for these skills to shine. Our technical expertise is a clear differentiating factor for our partners Long Term Keys to Success Manufacturing Services Division Partnership In order to achieve our vision for success, we need our customers to have an unusually simple experience with us in all that we do. We are selling highly complex products and services, and yet our main competitive advantage will be the simplicity of doing business with us, driving loyal partnerships. We must make the customer’s life easy in everything we do.

Targeted Growth Manufacturing Services Division Target Markets

Outdoor Products & Accessories Segment $194.5 million in sales, + 57.5% Y/Y 83% of total sales 42% gross margin Q2 FISCAL 2017 $39.1 million in sales, 97.7% Y/Y ($18.6 million relates to acquisitions in Q2) 17% of total company sales 40.5% gross margin (Excluding fair value inventory step-up and backlog expense related to the acquisitions, gross margin was 50.3%) The Accessories Division was established in December 2014 with the acquisition of Battenfeld Technologies (BTI) in Missouri. We acquired the assets of Taylor Brands, thereby eliminating a licensee and adding several knife brands to our accessories portfolio. An Electro-Optics Division was established in August 2016 with the acquisition of Crimson Trace Corporation (CTC) in Oregon, a leader in laser sighting and tactical lighting. Q2 FISCAL 2017

Overview Accessories Division Established in 2014 with our acquisition of Battenfeld Technologies, Inc., our Accessories Division is an Industry leading manufacturer of shooting, reloading, gunsmithing, gun cleaning, cutlery, camping, and survival gear that are sold to consumers under a variety of well-known and widely respected brand names.

Accessories Division Model: Design/Source/Distribute Product Innovation Design/manufacturing process diversity Highly efficient “component level sourcing” Comprehensive distribution network Long term relationship with key industry accounts Efficient advertising and marketing approach

Lorem ipsum dolor sit amet consectetur etiam semper sit amet Accessories Division Strategy Build the Business for Healthy Financial Performance Innovation Throughout the Organization Highly Capable Workforce Integrate/Optimize A combination of organic and inorganic growth Develop innovative products and implement industry-leading marketing and sales strategies Develop our employees for the future and achieve a scalable, long term organizational structure Achieve operational excellence

Accessories Division – New for SHOT2017

Accessories Division BTI Tools & UST – New for SHOT2017 BTI Tools New Products Over 100 new items across 5 brands Schrade® = 31 OldTimer® = 6 Uncle Henry® = 5 Imperial™ = 25 S&W® = 26 M&P® = 8 UST™ New Products Over 60 items launching in 2017 in Key Gear® and UST Brands © 2017 American Outdoor Brands Corp. All Rights Reserved.

Electro-Optics Division In August of 2016, we established our Electro-Optics Division with the acquisition of Crimson Trace, a key supplier and the undisputed leader in laser sighting and tactical lighting systems. Founded 22 years ago, Crimson Trace has generated a ten-year compound annual growth rate in revenue of more than 10%. With its robust new product development capability and market leadership position, Crimson Trace provides a solid framework for growth. Although Crimson Trace has been narrowly focused on the laser sighting market, its management team now views the Electro-Optics market in its entirety. This is a broad and sizeable category that includes products such as various sights, aiming and ranging devices, magnifiers and scopes for a variety of applications.

Acquired by SWHC in August, 2016 Launched LiNQ™, the World’s First Wirelessly Activated Laser / Light System Awarded National Rifle Association (NRA) 2017 Golden Bullseye Award for Accessory of the Year Launched LASERGUARD® PRO Compact Light / Laser System for Polymer Frame Handguns Crimson Trace Classroom Laser Training and Education Program Presented to Over 350 Independent Dealers and 2,700 Retail Store Personnel Released 250th New Product; Shipped 3 Millionth Unit Highlights

Growth Strategy


Crimson Trace

- Organic:
  - Continue growing laser sight market and increasing laser attachment rate
    - "Standard Equipment" for Personal Defense Firearms
    - OEM Sales Strategy
  - Innovative products and technologies that serve real-life needs
    - LiNQ™ wireless activation system
    - Laserguard® Pro™
    - New Platforms & Line Extensions
  - Operational Excellence
    - Maintain Favorable Margins
    - Improve Efficiency
- Inorganic:
  - Expand focus outward to address ~$2B Electro-Optics Market
  - Acquire Leading, Profitable Brands in High-Value Categories
  - Acquire Complementary Tuck-In Companies
  - Leverage / Harvest Synergies

© 2017 American Outdoor Brands Corp.
All Rights Reserved.

New for SHOT 2017



Crimson Trace

LiNQ

Wireless Activated Laser / Light System for MSR
Simple, secure technology extends Crimson Trace's hallmark instinctive activation design to popular MSR platforms.

LASERGUARD® • PRO™

Compact, rugged 150-lumen tactical light combined with red or green aiming laser. Designed for popular concealed carry polymer handguns.

MASTER SERIES

Master Series™ Lasergrips® for 1911. Premium-quality wood and G-10 grip materials seamlessly integrated with best-in-class red or green laser system.

© 2017 American Outdoor Brands Corp.
All Rights Reserved.

Growth Strategy



- Organic:
  - Continue growing laser sight market and increasing laser attachment rate
    - "Standard Equipment" for Personal Defense Firearms
    - OEM Sales Strategy
  - Innovative products and technologies that serve real-life needs
    - LiNQ® wireless activation system
    - Laserguard® Pro™
    - New Platforms & Line Extensions
  - Operational Excellence
    - Maintain Favorable Margins
    - Improve Efficiency
- Inorganic:
  - Expand focus outward to address ~$2B Electro-Optics Market
  - Acquire Leading, Profitable Brands in High-Value Categories
  - Acquire Complementary Tuck-In Companies
  - Leverage / Harvest Synergies

© 2017 American Outdoor Brands Corp.
All Rights Reserved.

Outdoor Recreation Division

Opportunity to build rich, diverse product and brand platform across rugged outdoor enthusiast markets

Example Product Categories & Items within Outdoor Recreation Market

Category	Item	Examples
Camping & Hiking	Backpacks & Bags	*Backpacking packs, day packs*
	Camp Cooking	*Stoves, cookware, utensils, coolers*
	Tents	*Backpacking tents, camping tents, shelters*
	Camping Electronics	*GPS, portable power, lighting*
	Health & Safety	*First aid, emergency gear, insect protection*
	Camp Furniture	*Chairs, tables, hammocks*
	Sleeping Gear	*Sleeping bags, pads, cots*
	Hiking-Assist Gear	*Trekking Poles, compasses, tools*
	Hydration	*Bottles, hydration packs*
Fishing	Rods & Reels	*Casting, spinning, saltwater and fly-fishing*
	Lures	*Hard, soft, and swimbaits; jigs and rigs*
	Storage	*Tackle boxes, bags*
	Line	*Fishing line, leaders*
	Tools & Gear	*Fillet knives, pliers/tools, nets, rulers/scales, finders*
Paddling	Kayaks & Canoes	*Fishing, touring, recreational, inflatable*
	Small Craft	*Pontoons, float tubes*
	Equipment	*Paddles, skirts, electronics*
	Storage	*Racks, rod holders/storage, waterproof containers*
Archery	Bows	*Vertical bows, crossbows*
	Arrows / Broadheads	*Arrows, shafts, broadheads*
	Shooter-Assist	*Sights, releases, rests, stabilizers*
	Other	*Quivers, bow cases, targets, string*

© 2017 American Outdoor Brands Corp.
All Rights Reserved.

Internal Service Provider to All Divisions for: Human Resources Accounting & Finance Information Systems Program Management Legal & Compliance Environmental Health & Safety Lorem ipsum dolor sit amet consectetur etiam semper sit amet Administrative Synergies & Efficiencies End-to-end services employing consistent infrastructure Cuts cross organizational boundaries Frees up divisions to focus their energy on operations, innovation, sales & marketing development, growth Synergies we identify within acquisition targets allow us to be more competitive on pricing Shared Services Organization

Positioning Our Company For Future Growth Our objective is to leverage our focused, multi-divisional structure to drive both organic and inorganic growth as well as value creation With strong leadership teams operating each division, we can unlock further value, while we explore acquisitions that have the potential to add value and expand our addressable market: Tuck-in to existing divisions or operate as standalone divisions within our scalable operating structure Deliver strong brands and products that serve the needs, wants, and desires of our core consumers Meet strict criteria for return on investment (ROI) and have an acceptable level of risk Build upon our record of execution and long-term shareholder value creation Long-term quarterly gross margin target range: 37-41% (Margins vary among quarters due to absorption impacts of seasonality, factory shutdowns, and holidays) Long-term Adjusted EBITDAS margin target: Above 20%

Financial Review © 2017 American Outdoor Brands Corp. All Rights Reserved.

Annual Revenue U.S.$ Millions Note: Excludes Walther sales – an agreement which ended in Fiscal 2013 Note: Guidance for revenue, GAAP earnings per share, non-GAAP earnings per share, tax rate and share count reflects information as of December 1, 2016. The Company is not updating any of this guidance to the present date nor does its inclusion constitute a reiteration or modification of this information. *See Appendices for GAAP to non-GAAP reconciliations. Estimate

Note: Guidance for revenue, GAAP earnings per share, non-GAAP earnings per share, tax rate and share count reflects information as of December 1, 2016. The Company is not updating any of this guidance to the present date nor does its inclusion constitute a reiteration or modification of this information. *See Appendices for GAAP to non-GAAP reconciliations. U.S. $ = Represents GAAP Diluted Earnings Per Share = Represents non-GAAP

U.S.$ Millions $143 $234 +63% +98% +58% Quarterly Revenue

GROSS MARGIN OPERATING PROFIT MARGIN ADJUSTED EBITDAS MARGIN = Represents non-GAAP: See Appendices for GAAP to non-GAAP reconciliations. Quarterly Margins

NET INCOME = Represents non-GAAP: See Appendices for GAAP to non-GAAP reconciliations. DILUTED EPS NA NA NA NA U.S.$ Millions Profitability

CONDENSED INCOME STATEMENT   For three months ended For the six months ended       October 31, 2016 October 31, 2015 October 31, 2016 October 31, 2015   (U.S.$ Thousands, except per share data) Net sales $233,528 $143,242 $440,479 $291,005 Cost of sales 135,923 87,027 255,305 175,920 Gross profit 97,605 56,215 185,174 115,085 Total operating expenses 45,454 34,433 80,498 63,485 Operating income 52,151 21,782 104,676 51,600 Total other (expense)/income (2,205) (2,301) (4,218) (9,508) Income taxes 17,463 7,015 32,752 15,214 Net income 32,483 12,466 67,706 26,878 Net income per share – Diluted $0.57 $0.22 $1.18 $0.48 Weighted average shares outstanding – Diluted 57,136 55,668 57,145 55,621 Income Statement

CONDENSED BALANCE SHEET     CONDENSED CASH FLOWS     For the period ending: (U.S.$ Thousands)   For the six months ended: (U.S.$ Thousands)         October 31, 2016 April 30, 2016     October 31, 2016 October 31, 2015   Cash and cash equivalents $ 73,896 $ 191,279 Net cash provided by operating activities $ 61,374 $ 22,761 Accounts receivable 69,959 57,792 Net cash used in investing activities (196,670) (14,164) Inventories 116,497 77,789 Net cash provided by financing activities 17,913 3,245 Other current assets 13,360 6,371 Net (decrease)/increase in cash $ (117,383) $ 11,842 Total current assets 273,712 333,231 Long-term assets 454,544 286,272 Total assets $ 728,256 $ 619,503     Current liabilities $ 120,765 $ 122,592 Other non-current liabilities 42,671 22,531 Notes payable, net of current portion 188,323 166,564 Total liabilities 351,759 311,687 Total equity 376,497 307,816 Total liabilities & equity $ 728,256 $ 619,503     Balance Sheet & Cash Flow

Optimizing capital efficiency, lowering the weighted average cost of capital, and strengthening the balance sheet to support future growth initiatives Issued $75M of 5.000% Senior Notes due 2018 Expanded credit facility from $75M to $125M Borrowed $100M toward the acquisition of BTI (the company’s new accessories division) Repaid entire $100M prior to April 2015 utilizing cash flows from operations Expanded credit facility from $125M to $175M Added $105M Term Loan A due 2020 (Interest rate 3.06%) Repurchased $100M of 5.875% Senior Notes due 2017 with 2.9375% call premium SHARE REPURCHASE PROGAM HIGHLIGHTS $165M in cumulative share repurchases since 2012 (14.4M shares) Represents 21.7% reduction in public float $50M repurchase authorized by the Board of Directors in June 2015 – expires June 2017 JULY 2014 DECEMBER 2014 APRIL/JUNE 2015 Expanded the company’s existing revolving line of credit from $175M to $350M Increased the company’s option to further expand its credit commitment from $50M to $150M Increase in overall credit commitment from $225M to $500M OCTOBER 2016 Key Finance Activities

Note: Guidance for revenue, GAAP earnings per share, non-GAAP earnings per share, tax rate, and share count reflects information as of December 1, 2016. The Company is not updating any of this guidance to the present date nor does its inclusion constitute a reiteration or modification of this information. *See Appendices for GAAP to non-GAAP reconciliations. (Fiscal Year Ending April 30) Financial Guidance FISCAL THIRD QUARTER 2017 Estimate Revenue $230M to $240M GAAP Earnings Per Share $0.44 to $0.49 Non-GAAP Earnings Per Share* $0.52 to $0.56999999999999995 FISCAL YEAR 2017 Estimate Revenue $920M to $930M GAAP Earnings Per Share $2.11 to $2.16 Non-GAAP Earnings Per Share* $2.42 to $2.4700000000000002 Tax Rate 0.36 Share Count 57.1M

Appendices © 2017 American Outdoor Brands Corp. All Rights Reserved.

Experienced Leadership JAMES DEBNEY PRESIDENT & CHIEF EXECUTIVE OFFICER JEFFREY D. BUCHANAN EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER, CHIEF ADMINISTRATIVE OFFICER & TREASURER 20+ years: multinational consumer and business-to-business environments, including President of Presto Products Co., a $500 million business unit of Alcoa Consumer Products 25+ years: public and private company experience in financial management and law; CFO for publicly traded, global manufacturing company; law firm partner; public company board member

Experienced Leadership



MATT BUCKINGHAM

PRESIDENT, FIREARMS

Firearms industry professional with 12+ years in firearms operations management and executive leadership, including serving as President of Brownell's, Inc., a recognized industry leader in firearms parts and accessories.



JIM GIANLADIS

PRESIDENT, ACCESSORIES

Sporting goods veteran with over 20 years experience in the industry, including marketing, merchandising and executive leadership at companies including Cabela's and Sportsman's Supply.



BRIAN MURPHY

PRESIDENT, OUTDOOR RECREATION

Experienced leader with ability to create and lead teams, build /run business operations, and apply transactional and industry experience, including most recent role as VP of Corporate Development for Vista Outdoor.



MARK SMITH

PRESIDENT, MANUFACTURING SERVICES

Experienced operations and supply chain executive with 17+ years experience in industry and consulting, with wide ranging experience from turnarounds to leading M&A initiatives for Fortune 500 and diversified international corporations.



LANE TOBIASSEN

PRESIDENT, ELECTRO-OPTICS

Consumer products executive with 17+ years experience with Danner, LaCrosse, and Crimson Trace, as well as a track record of delivering superior financial and operational results in competitive, multi-channel business segments.

© 2017 American Outdoor Brands Corp.
All Rights Reserved.

Income Statement

GAAP to Non-GAAP Reconciliation

GAAP to Non-GAAP Reconciliation Adjusted EBITDAS

GAAP to Non-GAAP Reconciliation EPS

Free Cash Flow

Lorem ipsum dolor sit amet consectetur etiam semper sit amet In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) TCA accessories transition costs, (iii) discontinued operations, (iv) DOJ and SEC costs including insurance recovery costs, (v) acquisition-related costs, (vi) fair value inventory step-up and backlog expense, (vii) bond premium paid, (viii) debt extinguishment costs, (ix) the tax effect of non-GAAP adjustments, (x) net cash provided by operating activities, (xi) net cash used in investing activities, (xii) acquisition of businesses, net of cash acquired, (xiii) receipts from note receivable, (xiv) interest expense (xv) income tax expense, (xvi) depreciation and amortization, and (xvii) stock-based compensation expense; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company's GAAP measures. The principal limitations of these measures are that they do not reflect the company's actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis. GAAP to NON-GAAP RECONCILIATION

Elizabeth Sharp Vice President – Investor Relations 2100 Roosevelt Avenue Springfield, MA 01104 Phone: 413 747 6284 Email: lsharp@aob.com www.aob.com